UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

GOODMAN NETWORKS INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 International Parkway, Suite 1000 Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 406-9692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2013, Goodman Networks Incorporated, together with certain of its subsidiaries, Multiband Corporation (“Multiband”), Minnesota Digital Universe, Inc., Multiband Subscriber Services, Inc. and Multiband MDU Incorporated (collectively, the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with DIRECTV MDU, LLC (the “Purchaser”), pursuant to which the Company sold certain assets to Purchaser, and the Purchaser assumed certain liabilities of the Company, related to the division of the Company’s business involved with the ownership and operation of subscription based video, high-speed internet and voice services and related call center functions to (i) multiple dwelling unit customers, including apartment buildings, condominiums and time share resorts, (ii) lodging and institution customers, including hotels, motels and universities, and (iii) commercial establishments, such as bars, restaurants and private offices (such assets, collectively, the “Assets”). The operations of the Assets were previously reported in the Company’s “Other Services” segment. In consideration for the Assets, the Purchaser paid the Company $12.5 million and additional non-cash consideration including an extension of the existing Multiband/DIRECTV Home Service Provider (HSP) Agreement, resulting in a four-year remaining term ending on December 31, 2017, as well as the assumption of certain liabilities.

The Company and the Purchaser made customary representations, warranties and covenants in the Agreement. In addition, the Company agreed to certain non-competition and non-solicitation covenants. Both parties agreed to indemnify the other party against certain losses, including losses for breaches of representations and warranties, subject to certain limitations.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Purchaser is a wholly owned subsidiary of DIRECTV. With the acquisition of Multiband on August 30, 2013, DIRECTV became the Company’s second largest customer.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated December 31, 2013, by and among DIRECTV MDU, LLC, Goodman Networks Incorporated, Multiband Corporation, Minnesota Digital Universe, Inc., Multiband Subscriber Services, Inc. and Multiband MDU Incorporated (The schedules and exhibits have been omitted from this filing. An exhibit of the schedules and exhibits is contained in the Asset Purchase Agreement and the schedules and exhibits are available to the Securities and Exchange Commission upon request.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

Date: January 7, 2014	By:	/s/ Randal S. Dumas
Name: Randal S. Dumas Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated December 31, 2013, by and among DIRECTV MDU, LLC, Goodman Networks Incorporated, Multiband Corporation, Minnesota Digital Universe, Inc., Multiband Subscriber Services, Inc. and Multiband MDU Incorporated (The schedules and exhibits have been omitted from this filing. An exhibit of the schedules and exhibits is contained in the Asset Purchase Agreement and the schedules and exhibits are available to the Securities and Exchange Commission upon request.).